Revenue (Tables)	12 Months Ended
Dec. 31, 2025
Revenue From Contracts With Customers [Abstract]
Schedule of Disaggregation of Revenue

	Year ended December 31,
	2025	2024
Copper
Concentrate sales	$611,895	$342,774
Adjustments on provisional sales(1)	7,841	182
	619,736	342,956
Gold
Dore Sales	106,245	108,993
Concentrate sales	45,258	—
Adjustments on provisional sales(1)	602	—
Amortization of deferred revenue(2) - Dore	12,347	18,310
Amortization of deferred revenue(2) - Concentrate	1,656	—
	$166,108	$127,303
	$785,844	$470,259

(1)    Adjustments on provisional sales include both pricing and quantity adjustments. Provisionally priced sales to the Company's international customers are settled with a final sales price between zero to six months (December 31, 2024 - zero to one month) after shipment takes place and, therefore, are exposed to commodity price changes.
During the year ended December 31, 2025, the Company delivered 9,692 ounces of gold (year ended December 31, 2024 - 15,917 ounces of gold) under a precious metals purchase agreement with Royal Gold (note 12) for average cash consideration of $1,213 per ounce (year ended December 31, 2024 - $473 per ounces) and recognized $14.0 million in amortization of deferred revenue (year ended December 31, 2024 - $18.3 million). Amortization of deferred revenue during the year ended December 31, 2025 was net of $0.2 million (year ended December 31, 2024 - $3.0 million) related to change in estimate attributed to advances received and change in life-of-mine production estimates.